SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported)


                                  JUNE 7, 1995



                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)



           0-13941                             95-3525565
   (Commission File Number)         (IRS Employer Identification No.)


      16215 ALTON PARKWAY
      IRVINE, CALIFORNIA                          92718
 (Address of principal executive offices)       (Zip Code)

               Registrant's telephone number, including area code
                                 (714) 727-4141







                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)






ITEM 5.  OTHER EVENTS

On June 7, 1995, the Company announced that it has set June 30, 1995 as the date for its special stockholder meeting to vote on the previously announced $377.5 million strategic investment in AST by Samsung Electronics Co., Ltd. The Company also announced that it has restated its historical financial results for the fiscal year ended July 2, 1994 and subsequent quarterly periods in connection with the SEC's review of AST's proxy materials for the special stockholder meeting. A copy of the press release is attached as Exhibit 99 to this Report, and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit                                                                                Sequential
Number           Description                                                            Page No.
  99             Press release issued by the Registrant on June 7, 1995,
                 announcing the special stockholder meeting date and the                  3-6
                 restatement of the Company's fiscal 1994 financial statements and subsequent fiscal 1995 quarterly financial statements.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)




                              By BRUCE C. EDWARDS
                                Bruce C. Edwards
                                Executive Vice President
                                  and Chief Financial Officer





Date: June 7, 1995